UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2005

Aspect Communications Corporation
(Exact name of registrant as specified in its charter)

0-18391
( Commission File Number )

California	94-2974062
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, CA 95131
(Address of principal executive offices, with zip code)

(408) 325-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into or Amendment of Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Index to Exhibits
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

Item 1.01 Entry into or Amendment of Material Definitive Agreement

     On July 5, 2005, Aspect Communications Corporation a California corporation (“Aspect”) announced that it had entered into an Agreement and Plan of Merger dated as of July 5, 2005 (the“Merger Agreement”) by and among Concerto Software, Inc., a Delaware corporation, Ascend Merger Sub, Inc., a California corporation and a wholly-owned subsidiary of Concerto (“Merger Sub”) and Aspect. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Aspect (the “Merger”), with Aspect surviving the Merger as a wholly-owned subsidiary of Concerto. The aggregate value of the transaction is approximately $1.0 billion. The purchase price will be paid in cash at closing.

     The transaction has been approved by both companies’ boards of directors and is subject to the approval of Aspect’s stockholders, regulatory approvals and customary closing conditions.

     The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Concerto Software has entered into a Voting Agreement, dated as of July 5, 2005, with Vista Equity Fund II, L.P., the sole Series B Preferred stockholder, in which such stockholder has agreed to vote its shares of Aspect Series B Preferred stock in favor of the merger and has granted Concerto a proxy to vote its shares at any Aspect stockholder meeting convened to consider the merger. A copy of the Voting Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

     On July 5, 2005, Aspect announced the above by press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

2.1	Agreement and Plan of Merger, dated as of July 5, 2005, by and among Concerto, Merger Sub and Aspect.

2.2	Voting Agreement, dated as of July 5, 2005, by and between Concerto Software, Inc. and Vista Equity Fund II, L.P.

99.1	Joint Press Release, dated July 5, 2005, announcing the Merger.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT COMMUNICATIONS CORPORATION
Date: July 5, 2005	By:	/s/ James C. Reagan
James C. Reagan
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of July 5, 2005, by and among Concerto, Merger Sub and Aspect.
2.2	Voting Agreement, dated as of July 5, 2005, by and between Concerto Software, Inc. and Vista Equity Fund II, L.P.
99.1	Joint Press Release, dated July 5, 2005, announcing the Merger.